UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31617 (Commission File Number)	72-0679819 (IRS Employer Identification No.)

2000 W. Sam Houston Pkwy S., Suite 1700 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On May 19, 2010, Bristow Group Inc. (the “Company”) issued a press release which summarized its financial results for the three-month period and fiscal year ended March 31, 2010 (the “Financial Results”). This press release was issued in anticipation of a conference call and Q&A session starting at 9:00 a.m. EDT (8:00 CDT) on Thursday, May 20, 2010, to review the Financial Results. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The press release includes certain “non-GAAP financial measures” under Regulation G of the Securities Exchange Act of 1934 (the “Exchange Act”), including Earnings before Interest, Income Tax and Depreciation and Amortization (“EBITDA”).  Additionally, our operating income, EBITDA, net income from continuing operations and diluted earnings per share from continuing operations results for the March 2010 and 2009 quarters and the fiscal years ended March 31, 2010 and 2009 in this release have been presented in certain instances excluding special items detailed in the press release.  The last page of the press release includes reconciliations of the non-GAAP financial measures found in the press release to the most directly comparable financial measures calculated and presented in accordance with GAAP.  Management believes that such non-GAAP financial measures are important metrics for evaluating our operating performance, and they provide investors with additional information that is not directly available in a generally accepted accounting principles (“GAAP”) presentation.  Such non-GAAP financial measures are useful to investors as they eliminate items that are not a function of our current operating performance and affect our GAAP results regardless of performance.  In addition, certain of these items may vary significantly from period to period and may have a disproportionate effect in a given period, which may affect the comparability of the results.  Such non-GAAP measures should not be viewed as an alternative to our GAAP financial statements, but should be read as a supplement to, and in conjunction with, out GAAP financial statements.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release summarizing financial results dated May 19, 2010

Limitation on Incorporation by Reference.

Information on the Company’s website is not incorporated by reference in this Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Form 8-K and the attached exhibits shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 or the Exchange Act unless the Company expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such a filing. The information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: May 19, 2010	By:	/s/ Randall A. Stafford
Randall A. Stafford
Vice President and General Counsel, Corporate Secretary

Exhibit Index

Exhibit Number	Description of Exhibit
99.1	Press Release summarizing financial results dated May 19, 2010